                     TABLE OF CONTENTS


Letter to Shareholders................................   1
Performance Results...................................   3
Performance Perspective...............................   4
Portfolio Management Review...........................   5
Your Diversified Portfolio............................   7
Equity Management Philosophy..........................   8
Portfolio of Investments..............................   9
Statement of Assets and Liabilities...................  15
Statement of Operations...............................  16
Statement of Changes in Net Assets....................  17
Financial Highlights..................................  18
Notes to Financial Statements.........................  20
Report of Independent Accountants.....................  23

EMG ANR 10/95

                             LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
October 3, 1995

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaf-firms the principle that it is time--not timing--that leads to investment suc-cess.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1 per-cent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by
0.25 percent on July 6. Financial markets, perceiving that the Fed's monetary initiatives had taken hold without driving the economy into a recession, ral-lied through much of the year.
  In a low inflation, low interest rate environment, corporate earnings have remained quite strong during 1995, helping to push stocks to new highs. The strongest performance has been in the technology sector of the market and in stocks of large companies. As the U.S. dollar plunged against several interna-tional currencies earlier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks benefited from the continued booming growth in computers and telecommunications throughout the world.

ECONOMIC OUTLOOK
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate the economy will grow at an annual rate of be-tween 2 and 3 percent in the second half of the year and that inflation will run at an annualized rate of between 3.1 and 3.3 percent. Based upon a gener-ally modest growth and low inflation outlook, we believe fixed-income markets will continue to make positive gains. We look for stocks to perform well, par-ticularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a strengthening U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the na-tion's blue chip industry leaders.


                                       1
                                                         (Continued on page two)

  This positive outlook is reflected in the public's sentiment toward invest-ing. According to the Van Kampen American Capital Index of Investor Intentions for September, a total of 61.1 percent of those individuals surveyed, who de-scribed themselves as "knowledgeable" investors, said the next 60-90 days would be a "good" time to invest. The index, computed from an independently conducted survey, measures the investment climate (the public's confidence) by asking 1,000 individuals about what they intend to do with their money over the next 60-90 days. "Knowledgeable" investors are those respondents who rate their in-vestment knowledge at five or higher on a seven-point scale and who own stocks, bonds, or mutual funds. The September index among self-described "knowledge-able" investors reflected a 27 percent increase from the previous month, and a 17-month high.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

CORPORATE NEWS
  The merger of Van Kampen Merritt and American Capital investment management companies continues to provide opportunities for our newly created company to increase operating efficiencies and build upon the strengths of each company. On September 21, shareholders approved the combination of six pairs of funds having essentially the same investment objectives and policies. By combining similar funds, we intend to achieve economies of scale and eliminate many of the costs associated with operating each of the funds separately. More impor-tantly, the combination of these funds enhances our primary goal: creating and preserving wealth for investors over time.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1995


                VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/...............   33.11%   32.01%   32.01%
 One-year total return/2/............................   25.45%   27.01%   31.01%
 Five-year average annual total return/2/............   22.02%      N/A      N/A
 Ten-year average annual total return/2/.............   14.71%      N/A      N/A
 Life-of-Fund average annual total return/2/.........   17.02%   18.76%   15.27%
 Commencement Date................................... 10/02/70 04/20/92 07/06/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares; 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for the early withdrawal (5% for B shares and 1% for C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:
  . Illustrate the general market environment in which your investments are being managed
  . Reflect the impact of favorable market trends or difficult market condi-tions
  . Help you evaluate the extent to which your fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured
  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Standard & Poor's 500-Stock Index and the Russell 2000 Stock Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similar-ly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Emerging Growth Fund vs Standard & Poor's 500-Stock Index and the
    Russell 2000 Stock Index (August 1985 through August 1995)

     ---------------------------------
      Fund's Total Return
      1 Year Avg. Annual = 25.45%
      5 Year Avg. Annual = 22.02%
      10 Year Avg. Annual = 14.71%
      Inception Avg. Annual = 17.02%
     ---------------------------------

                  Van Kampen American Capital                                 Standard & Poor's-
                  Emerging Growth Fund          Russell 2000 Stock Index      500 Stock Index*
                  ---------------------------   ------------------------      ------------------
Aug-1985                   9,715                        10,913                       11,429
Dec-1986                  10,149                        11,533                       13,557
Dec-1987                  10,555                        10,518                       14,259
Dec-1988                  10,945                        13,150                       16,611
Dec-1989                  14,126                        15,288                       21,858
Dec-1990                  14,405                        12,311                       21,178
Dec-1991                  23,110                        17,979                       27,602
Dec-1992                  25,358                        21,289                       29,702
Dec-1993                  31,423                        25,308                       32,682
Dec-1994                  29,284                        24,846                       33,126
Aug-1995                  39,449                        30,690                       41,051

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1995, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*The Standard & Poor's 500-Stock Index represents general stock market perfor-mance and was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Russell 2000 Stock Index provides a more accurate benchmark for the Fund's performance. Therefore, the Standard & Poor's 500-Stock Index will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

The following is an interview with the management team of the Van Kampen American Capital Emerging Growth Fund. The team is led by Gary M. Lewis, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments.

   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1995, THE FUND SIGNIFICANTLY
 Q OUTPERFORMED THE STANDARD & POOR'S 500-STOCK INDEX. WHAT FACTORS CONTRIB-
   UTED TO THE FUND'S PERFORMANCE?
 A Much of the Fund's performance during the past year was driven by the strong returns provided by technology stocks. The great thing about the rally in technology stocks is that it has been driven by strong fundamentals--not speculation. There is tremendous demand for real products that likely will be with us for some time to come. It's not just Microsoft's Windows 95, which is positively impacting a variety of industries from hardware to software to retail. There's also the Internet, which practically no one had heard of only a year ago, and the changing direction of telecommunications. All of this is cre-ating such strong demand for semiconductors that many manufacturers cannot keep up with demand.

 Q WHAT IS YOUR OUTLOOK FOR TECHNOLOGY STOCKS?
 A I still like technology. The sector has produced the biggest earnings sur-prises, the demand continues to look strong and the prices of technology stocks are still relatively low compared to the underlying value of the companies. Still, while I am very optimistic about technology stocks the Fund remains diversified in line with our equity investment philosophy. The percentage of the Fund invested in technology stocks at the end of August (which includes industries such as computer software, precision instruments, semiconductors, and telecommunication equipment) was about 31 percent, which was much lower than many similar funds.

 Q WHAT OTHER INDUSTRIES PERFORMED WELL DURING THE PAST YEAR?
 A During the latter part of 1994, health care was a strong performer. Howev-er, as concerns about cost containment increased this year the sector has not done as well. On the other hand, financial services stocks, which did not do well in 1994 because of rising interest rates, performed well during the first eight months of 1995 as rates declined and many banks merged. Two banks in particular that we had positions in were acquired during the past year: Michigan National and Midlantic. We also think BayBanks, among others, is a potential takeover target. BayBanks also meets all of our fundamental criteria, so it was one of the Fund's ten largest stock holdings as of August 31. (For a list of the Fund's 10 largest stock holdings as of August 31, 1995, see page seven.)

 Q WHAT STOCKS OWNED BY THE FUND PERFORMED PARTICULARLY WELL DURING THE PAST
   YEAR?
 A The best performers were semiconductor companies. These included:
   . Micron Technology, which was up 282 percent for the 12 months and was the largest holding on August 31; and,
   . LSI Logic, up 213 percent and the Fund's second-largest holding on Au-
     gust 31.
  These stocks increased in value because analysts' estimates for these companies' earnings are rising, as are their valuations. Of course, not all stocks owned by the Fund performed as well. The Fund's diversification as of August 31, 1995, is shown by the chart below.

                           [PIE CHART APPEARS HERE]

Portfolio Holdings by Sector as of August 31, 1995

Energy.......................................   4%
Health Care..................................  12%
Finance......................................  11%
Producer Manufacturing.......................   7%
Consumer Distribution........................   7%
Technology...................................  31%
Consumer Services............................   8%
Raw Materials/Processing Industries..........   4%
Other........................................  16%

 Q HOW DID THE FUND PERFORM DURING THE TWELVE MONTHS ENDED AUGUST 31, 1995?
 A Class A shares achieved a total return at net asset value of 33.11 per-cent/1/, including a capital gains distribution of $0.62 per share. By comparison, the Standard & Poor's 500-Stock Index achieved a total return for the same period of 21.42 percent. The S&P 500 is a broad-based, unmanaged index that reflects general stock market performance. The Russell 2000 Index, which reflects the general performance of smaller capitalization stocks, achieved a total return of 20.83 percent during the year ended August 31, 1995. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securities they represent. (Please refer to the chart on page three for additional fund performance.)

 Q WHAT'S THE OUTLOOK FOR EMERGING GROWTH STOCKS?
 A The outlook is quite positive. While many people are projecting a correc-tion in the technology sector, and there may well be one, the long-term fundamentals for technology remain very positive. Demand for computers and telecommunications equipment should continue to be strong for the foreseeable future. Most of the recent change in the price of technology stocks was driven by individual investors taking profits; however, mutual funds and other insti-tutional investors continue to be heavily invested in technology stocks.
  In addition, it appears that the economy is slowing, and in a slow-growth environment stocks of emerging growth companies historically have provided superior earnings growth compared to stocks of larger firms. Smaller companies are much more niche oriented than the blue-chip companies and do not necessarily depend on the strength of the economy for success. We continue to follow a strategy of remaining normally fully invested and broadly diversified, rather than trying to predict which industries will do well or how the economy will perform.

/s/ Alan T. Sachtleben                 /s/ Gary M. Lewis
Alan T. Sachtleben                     Gary M. Lewis
Executive Vice President               Portfolio Manager
Equity Investments

                                       6
                                            Please see footnotes on page three.

                          YOUR DIVERSIFIED PORTFOLIO

               VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

Your investment in the Van Kampen American Capital Emerging Growth Fund makes you a part owner of a diversified portfolio of stocks. Here is a list of the ten largest stock holdings in the portfolio as of August 31, 1995, and a brief description of each holding.

                            TOP TEN STOCK HOLDINGS

                                                                     PERCENT OF NET ASSETS PERCENT OF NET ASSETS
  COMPANY                                                            AS OF AUGUST 31, 1995    SIX MONTHS AGO
----------------------------------------------------------------------------------------------------------------
  MICRON TECHNOLOGY, INC.                                                     2.0                   1.1
  Designs, manufactures and markets semiconductor memory components for computers.
  LSI LOGIC CORP.                                                             1.9                   1.5
  Designs, manufactures and markets integrated circuits, and pro-
  vides related design and technology services.
  TELLABS, INC.                                                               1.4                   1.7
  Designs, manufactures and markets voice and data transport and network access systems for phone companies.
  HBO & CO.                                                                   1.3                   0.7
  Provides information services and systems to hospitals and other healthcare companies.
  MEDTRONIC, INC.                                                             1.2                   0.6
  Worldwide leading manufacturer of therapeutic medical devices.
  ALTERA, CORP.                                                               1.2                   0.7
  Develops, designs, and markets integrated circuits, and other software and hardware for computer-aided engineering.
  KLA INSTRUMENTS, CORP.                                                      1.1                   0.8
  Designs, manufactures and markets process monitoring systems for the semiconductor industry.
  GLENAYRE TECHNOLOGIES, INC.                                                 1.1                   N/A
  Supplies telecommunications equipment and software for paging and wireless communications in 80 countries.
  LINEAR TECHNOLOGY, CO.                                                      1.1                   1.0
  Designs, manufactures and markets integrated circuits for indus-
  trial and consumer uses.
  BAYBANKS, INC.                                                              1.1                   1.2
  Bank holding company with offices in Massachusetts and Connecti-
  cut.

 N/A = Not Applicable

           MANAGING YOUR EQUITY INVESTMENT FOR LONG-TERM PERFORMANCE

                     AMERICAN CAPITAL EMERGING GROWTH FUND

--------------------------------------------------------------------------------
Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds using a four-step investment process designed to produce consistently good results over shorter periods of time and competitive long-term performance.

[_] FULLY INVESTED. The money you invest in one of our stock funds normally will be fully invested in the market to seek to maximize your potential for long-term returns. The importance of being fully invested is illustrated by the charts at right. By missing fewer than 4 percent of the months during the past 68 years, the value of $1 invested in 1926 was $11.57 at the end of 1994, compared to $810.54 for $1 that was invested for the entire period. During the most recent five-year period (1990-1994), the average annual total return for stocks, as measured by the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index, was 8.87 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 0.67 percent. Of course, past performance is no guarantee of future performance.

[_] BROADLY DIVERSIFIED. A portfolio that is broadly diversified can help reduce risk and increase relative stability. Since our goal is consistency, we emphasize stock funds that are broadly diversified both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, our stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.


                           FULLY INVESTED APPROACH

                [BAR GRAPH OF MARKET RETURNS 1926-1994, FOR $1
                        INVESTED IN 1926 APPEARS HERE]
Stock - $810.54
T-Bills - $12.18
Stocks (minus 30 best months) - $11.57

[_] CLEARLY DEFINED STRUCTURE. Maintaining a fund's basic characteristics over time is an important component in delivering consistent results. It also is important to effective asset allocation. The basic characteristics of our funds are determined by a pre-defined profile which remains constant over time. If you buy a blue-chip stock fund today, it won't become a small-cap stock fund tomorrow.

[_] BLENDED INVESTMENT STYLE. Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The two most common investment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's true worth. At Van Kampen American Capital, our style is blended between growth and value on a fund-specific basis.

                                MARKET RETURNS
     [BAR GRAPH OF MARKET RETURNS OF S&P 500 AVERAGE ANNUAL TOTAL RETURNS
                       (12/31/89-12/31/94) APPEARS HERE]

Fully Invested - 8.87%
Less 10 Best Days - 3.27%
Less 20 Best Days - (0.67%)

We constantly evaluate the results of our approach and compare it to other similar funds. Although past performance is no guarantee of future results, we remain committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 91.8%
           CONSUMER DISTRIBUTION 6.7%
     150   Alco Standard Corp..................................   $   12,075,000
     *50   Baby Superstore, Inc................................        2,343,750
     *45   Boise Cascade Office Products Corp..................        1,276,875
     150   Casey's General Stores, Inc.........................        3,018,750
     *50   CDW Computer Centers, Inc...........................        2,700,000
     125   Circuit City Stores, Inc............................        4,312,500
    *275   CompUSA, Inc........................................       10,175,000
     150   Consolidated Stores Corp............................        3,300,000
    *262   Corporate Express, Inc..............................        6,135,938
     *60   Creative Computer, Inc..............................        1,740,000
     200   Dollar General Corp.................................        5,250,000
     125   Fastenal Co.........................................        4,125,000
      50   Garden Ridge Corp...................................        1,550,000
     150   General Nutrition Companies, Inc....................        6,262,500
      41   Gymboree Corp.......................................        1,219,750
     150   Hollywood Entertainment Corp........................        4,275,000
    *150   Just For Feet, Inc..................................        4,368,750
    *150   Kroger Co...........................................        4,893,750
    *100   Micro Warehouse, Inc................................        4,775,000
     *75   Petco Animal Supplies...............................        1,818,750
     125   Richfood Holdings, Inc..............................        3,031,250
    *100   Safeway, Inc........................................        3,937,500
    *200   Sunglass Hut International, Inc.....................        8,500,000
                                                                  --------------
                                                                     101,085,063
                                                                  --------------
           CONSUMER DURABLES 0.9%
     128   Black & Decker Corp.................................        4,140,762
     150   Clayton Homes, Inc..................................        3,543,750
     *75   Photronics, Inc.....................................        2,620,330
    *100   Toll Brothers, Inc..................................        1,787,500
    *110   Ultralife Batteries, Inc............................        2,062,500
                                                                  --------------
                                                                      14,154,842
                                                                  --------------
           CONSUMER NON-DURABLES 3.1%
     *54   Borders Group, Inc..................................        1,093,500
     *45   Bush Boake Allen, Inc...............................        1,383,750
    *200   Canandaigua Wine, Inc...............................        9,450,000
     100   Coca-Cola Enterprises, Inc..........................        2,312,500
     100   First Brands Corp...................................        4,362,500
    *173   Nu-Kote Holdings, Inc., Class A.....................        3,401,013
    *100   Quiksilver, Inc.....................................        2,975,000
     *15   Redhook Ale Brewery, Inc............................          485,625
      65   St. John Knits, Inc.................................        2,876,250
    *125   Starbucks Corp......................................        5,000,000
    *250   Tommy Hilfiger Corp.................................        8,375,000
     *40   USA Detergents, Inc.................................          740,000
     188   Wolverine World Wide, Inc...........................        4,570,313
                                                                  --------------
                                                                      47,025,451
                                                                  --------------
           CONSUMER SERVICES 8.1%
    *100   Alternative Resources Corp..........................        2,975,000
      50   American Radio Systems Corp.........................        1,425,000

                                       9
                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
     145   Applebees International, Inc........................   $    4,350,000
      70   Belo (A. H.) Corp...................................        2,458,750
    *100   Boston Chicken, Inc.................................        2,400,000
    *125   Clear Channel Communications, Inc...................        9,328,125
    *175   Corrections Corp. of America........................        7,875,000
     200   Equifax, Inc........................................        7,775,000
     100   Evergreen Media Corp., Class A......................        3,375,000
    *150   Gartner Group, Inc..................................        4,256,250
      75   Hilton Hotels Corp..................................        4,987,500
    *100   Hospitality Franchise System, Inc...................        4,687,500
    *250   Infinity Broadcasting Corp..........................        8,968,750
     125   Interpublic Group Companies, Inc....................        4,859,375
     300   La Quinta Inns, Inc.................................        9,000,000
    *200   Lone Star Steakhouse & Saloon, Inc..................        8,025,000
     190   Meredith Corp.......................................        7,457,500
    *300   Mirage Resorts, Inc.................................       10,312,500
     *60   Outback Steakhouse, Inc.............................        1,935,000
     *75   Regal Cinemas, Inc..................................        2,550,000
     150   Reynolds & Reynolds Co..............................        4,818,750
     *75   Rock Bottom Restaurants, Inc........................        1,912,500
     *21   Scientific Games Holdings Corp......................          794,200
     *85   Sinclair Broadcast Group, Class A...................        2,571,250
     *35   Sitel Corp..........................................          752,500
     *50   ThermoLase Corp.....................................          993,750
      50   Wallace Computer Services, Inc......................        2,887,500
                                                                  --------------
                                                                     123,731,700
                                                                  --------------
           ENERGY 3.8%
     150   Apache Corp.........................................        4,368,750
    *100   Benton Oil & Gas Co.................................        1,037,499
    *200   BJ Services Co......................................        5,000,200
    *150   Chesapeake Energy Corp..............................        3,825,000
    *100   DLB Oil & Gas, Inc..................................          962,500
     150   Enron Oil & Gas Co..................................        3,487,500
    *400   Global Marine, Inc..................................        2,700,000
     150   Kerr McGee Corp.....................................        8,250,000
     *50   Newfield Exploration Co.............................        1,456,250
      50   Phoenix Resource Co.................................        1,831,250
     200   Pogo Producing Co...................................        4,750,000
    *225   Pride Petroleum Services, Inc.......................        1,996,875
    *200   Smith International, Inc............................        3,500,000
     225   Sonat Offshore Drilling, Inc........................        7,706,250
     125   Tidewater, Inc......................................        3,093,750
     150   Union Texas Petroleum Holdings, Inc.................        2,925,000
     100   Varco International, Inc............................        1,100,000
                                                                  --------------
                                                                      57,990,824
                                                                  --------------
           FINANCE 11.0%
      85   AAMES Financial Corp................................        2,316,250
     175   American Bankers, Inc...............................        6,081,250
     325   Bank of Boston Corp.................................       14,300,000
     100   Bank of New York, Inc...............................        4,350,000
     200   BayBanks, Inc.......................................       16,050,000
      75   CMAC Investment Corp................................        3,787,500

                                       10
                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
     125   Comdisco, Inc.......................................   $    3,812,500
     125   Cullen Frost Bankers, Inc...........................        5,750,000
     100   Exel Limited........................................        5,500,000
     125   First American Corp.................................        5,343,750
      50   First Bank System, Inc..............................        2,281,250
     *10   General Acceptance Corp.............................          295,000
     200   Green Tree Financial Corp...........................       11,650,000
     150   Household International, Inc........................        8,418,750
     *50   Jayhawk Acceptance Corp.............................          731,250
      75   MBNA Corp...........................................        2,662,500
     200   Mercantile Bancorporation, Inc......................        9,050,000
     175   Mercury Finance Co..................................        4,003,125
     100   Meridian Bancorp, Inc...............................        4,012,500
      75   MGIC Investment Corp................................        4,200,000
      72   Michigan National Corp..............................        7,761,925
     100   Money Store, Inc....................................        6,562,500
    *125   Olympic Financial Limited...........................        2,859,375
     *50   Oxford Resources Corp., Class A.....................        1,225,000
      50   Penncorp Financial Group, Inc.......................        1,137,500
      50   Peoples Heritage Financial Group, Inc...............        1,018,750
      50   Reliastar Financial Corp............................        1,900,000
      50   Star Banc Corp......................................        2,650,000
     150   SunAmerica, Inc.....................................        8,962,500
     125   TCF Financial Corp..................................        6,953,125
     150   United Companies Financial Corp.....................        9,337,500
      50   Vesta Insurance Group, Inc..........................        1,875,000
     *16   WFS Financial, Inc..................................          352,000
                                                                  --------------
                                                                     167,190,800
                                                                  --------------
           HEALTH CARE 11.7%
     *50   American Oncology Resources.........................        1,887,500
     *50   Amgen, Inc..........................................        2,393,750
    *150   AMSCO International, Inc............................        2,681,250
     *39   Apps Dental, Inc....................................        1,057,300
      75   Becton Dickinson & Co...............................        4,228,125
    *300   Boston Scientific Corp..............................       11,925,000
    *100   Community Health Systems, Inc.......................        3,850,000
    *225   Dura Pharmaceuticals, Inc...........................        5,512,500
     *75   Genzyme Corp........................................        4,190,625
      85   Guidant Corp........................................        2,146,250
    *250   Gulf South Medical Supply, Inc......................        7,062,500
     350   HBO & Co............................................       19,250,000
    *300   Health Management Associates, Inc., Class A.........       10,050,000
    *100   Health Management Systems, Inc......................        3,075,000
     *20   HPR, Inc............................................          500,000
     125   Invacare Corp.......................................        5,406,250
     *75   Lincare Holdings, Inc...............................        2,240,625
    *100   Medaphis Corp.......................................        2,312,500
     200   Medtronic, Inc......................................       18,875,000
      75   Mentor Corp.........................................        2,868,750
     *80   Minimed, Inc........................................          920,000
    *225   Nellcor, Inc........................................       11,700,000
     *75   OccuSystems, Inc....................................        1,575,000
     250   OmniCare, Inc.......................................        8,312,500

                                       11
                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
    *250   Phycor, Inc.........................................   $   10,437,500
     *50   Physician Sales & Service, Inc......................        2,275,000
    *100   Research Industries Corp............................        2,662,500
     100   St. Jude Medical, Inc...............................        5,962,500
    *150   Steris Corp.........................................        4,406,250
    *100   Sybron Corp.........................................        4,100,000
     *50   Target Therapeutics, Inc............................        2,437,500
    *150   Thermedics, Inc.....................................        2,887,500
    *200   Watsons Pharmaceuticals, Inc........................        8,275,000
                                                                  --------------
                                                                     177,464,175
                                                                  --------------
           PRODUCER MANUFACTURING 7.4%
      75   Camco International, Inc............................        1,706,250
     150   Case Corp...........................................        5,662,500
     *85   Cognex Corp.........................................        4,239,375
     150   Crane Co............................................        5,400,000
     200   Danaher Corp........................................        6,600,000
      50   Dover Corp..........................................        3,987,500
     *75   FMC Corp............................................        5,775,000
    *250   Glenayre Technologies...............................       16,312,500
     175   Greenfield Industries, Inc..........................        5,906,250
     250   Harnischfeger Industries, Inc.......................        9,187,500
      50   Helix Technology Corp...............................        2,545,312
     150   Illinois Tool Works, Inc............................        9,187,500
     100   Kennametal, Inc.....................................        3,800,000
      75   Measurex Corp.......................................        2,212,500
     *50   Mueller Industries, Inc.............................        2,762,500
     175   Parker Hannifin Corp................................        6,934,375
      75   Precision Castparts Co..............................        2,540,625
    *150   Sanifill, Inc.......................................        4,781,250
    *150   United Waste Systems, Inc...........................        5,812,500
    *150   Varity Corp.........................................        6,825,000
                                                                  --------------
                                                                     112,178,437
                                                                  --------------
           RAW MATERIALS/PROCESSING INDUSTRIES 4.3%
      50   Albany International Corp, Class A..................        1,212,500
     150   Avery Dennison Corp.................................        6,150,000
      75   Boise Cascade Corp..................................        3,215,625
     125   Bowater, Inc........................................        5,968,750
     100   Eastman Chemical Co.................................        6,462,500
      75   Federal Paper Board, Inc............................        2,971,875
     100   Hercules, Inc.......................................        5,562,500
     125   IMC Global, Inc.....................................        7,906,250
     170   Millipore Corp......................................        5,928,750
     130   Mineral Technologies, Inc...........................        4,712,500
      75   Potash Corp. Sask, Inc..............................        4,265,625
      85   Rayonier, Inc.......................................        3,261,875
     *40   Sealed Air Corp.....................................        2,110,000
     *85   UCAR International, Inc.............................        2,337,500
      75   Westvaco Corp.......................................        3,309,375
                                                                  --------------
                                                                      65,375,625
                                                                  --------------
           TECHNOLOGY 30.9%
    *150   ADC Telecommunications, Inc.........................        5,812,500
    *100   Allen Group, Inc....................................        3,262,500

                                       12
                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
    *300   Altera Corp..........................................  $   18,787,500
    *300   Analog Devices, Inc..................................      10,387,500
    *113   Andrew Corp..........................................       6,553,125
     *50   Applied Materials, Inc...............................       5,200,000
    *200   Ascend Communications, Inc...........................      12,900,000
     *35   Aspen Technology, Inc................................         945,000
    *500   Atmel Corp...........................................      15,812,500
      65   BMC Industrials, Inc.................................       2,405,000
     *44   CP Clare Corp........................................       1,056,000
    *250   Cadence Design Systems, Inc..........................       9,062,500
    *150   Ceridian Corp........................................       6,562,500
    *200   Cerner Corp..........................................       6,850,000
     *50   Coherent, Inc........................................       1,775,000
    *150   Credence Systems Corp................................       5,287,500
    *100   Cycare Systems, Inc..................................       3,662,500
    *250   Cypress Semiconductor Corp...........................      11,406,250
     *20   Desktop Data, Inc....................................         567,500
     *12   Discreet Logic, Inc..................................         506,250
    *100   DSC Communications Corp..............................       5,250,000
    *200   Frame Technology.....................................       5,275,000
    *150   FSI International, Inc...............................       5,287,500
    *400   Informix Corp........................................      11,200,000
    *200   Input/Output, Inc....................................       7,450,000
    *150   Integrated Device Technology, Inc....................       8,643,750
    *100   Kemet Corp...........................................       5,700,000
    *200   KLA Instruments Corp.................................      17,100,000
    *105   Komag, Inc...........................................       6,536,250
     *75   Kronos, Inc..........................................       3,468,750
     200   Linear Technology Corp...............................      16,200,000
    *600   LSI Logic Corp.......................................      29,550,000
    *100   Macromedia, Inc......................................       4,975,000
    *200   Medic Computer Systems, Inc..........................       8,800,000
     400   Micron Technology, Inc...............................      30,750,000
     200   National Data Corp...................................       5,150,000
     *22   Novadigm, Inc........................................         440,000
     *17   Oak Technology, Inc..................................         743,750
     *12   On Technology Corp...................................         192,000
     *35   Ontrak Systems, Inc..................................         940,625
    *110   Optical Data Systems, Inc............................       3,602,500
     *13   Paradigm Technology, Inc.............................         412,500
    *150   Picturetel Corp......................................       8,437,500
    *110   PRI Automation.......................................       4,152,500
     *25   Pure Software, Inc...................................         693,750
     *85   Robotic Vision Systems, Inc..........................       1,583,125
     *85   S3, Inc..............................................       3,336,250
     *50   SDL, Inc.............................................       1,587,500
    *125   Sierra On-Line, Inc..................................       4,875,000
    *225   Sierra Semiconductor Corp............................      11,109,375
     *60   Spectrian Corp.......................................       2,775,000
     100   Sundstrand Corp......................................       6,812,500
    *350   Sunguard Data Systems, Inc...........................       9,712,500
    *450   Tellabs, Inc.........................................      21,037,500
    *300   Tencor Instruments...................................      13,012,500

                                       13
                                               See Notes to Financial Statements

                                August 31, 1995

------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                            Market Value
------------------------------------------------------------------------------
    *250   Teradyne, Inc......................................  $    9,468,750
     *35   Thermospectra Corp.................................         625,625
    *350   3COM Corp..........................................      13,650,000
    *100   U S Robotics Corp..................................      14,025,000
    *250   Ultratech Stepper, Inc.............................       9,875,000
    *150   Vicor Corp.........................................       7,050,000
     *18   Videoserver, Inc...................................         632,250
    *368   Vishay Intertechnology, Inc........................      14,883,750
     100   Watkins Johnson Co.................................       5,025,000
                                                                --------------
                                                                   470,829,625
                                                                --------------
           TRANSPORTATION 2.0%
     187   Comair Holdings, Inc...............................       4,734,375
     *85   Continental Airlines, Inc., Class B................       2,518,125
     *24   Fritz Companies, Inc...............................       1,745,625
    *200   Northwest Airlines, Inc., Class A..................       7,225,000
     150   Southwest Airlines Co..............................       3,881,250
     *50   UAL Corp...........................................       7,875,000
    *100   ValuJet Airlines, Inc..............................       2,912,500
                                                                --------------
                                                                    30,891,875
                                                                --------------
           UTILITIES 1.9%
     200   Cincinnati Bell, Inc...............................       5,450,000
     250   Frontier Corp......................................       6,968,750
    *200   LCI International, Inc.............................       7,975,000
     *85   Midcom Communications, Inc.........................       1,338,750
     *85   Palmer Wireless, Inc...............................       1,955,000
      75   Telecom New Zealand, ADR...........................       4,790,625
                                                                --------------
                                                                    28,478,125
                                                                --------------
            TOTAL COMMON STOCK (Cost $972,793,654)............   1,396,396,542
                                                                --------------
           CONVERTIBLE PREFERRED STOCK 0.2%
     *70   Cellular Communications, Inc. (Cost
           $2,570,000)........................................       3,815,000
                                                                --------------
           WARRANT 0.0%
     *40   BJ Services Co. (Cost $195,000) expiring
           04/13/00...........................................         210,000
                                                                --------------

 Par
 Amount
 (000)
--------
           SHORT-TERM INVESTMENTS 7.7%
           COMMERCIAL PAPER 2.2%
   $33,985 General Electric Capital Corp., 5.67%,
           09/01/95...........................................      33,979,506
                                                                --------------
           UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS 5.5%
   #20,000 Federal Home Loan Bank, 5.76%, 12/14/95............      19,678,000
   #15,000 Federal Home Loan Bank, 5.72%, 12/26/95............      14,730,900
     9,000 Federal Home Loan Mortgage Corp., 5.62%,
           10/12/95...........................................       8,941,830
    13,835 Federal National Mortgage Association,
           5.78%, 10/10/95....................................      13,747,840
    #7,255 Federal National Mortgage Association,
           5.74%, 10/18/95....................................       7,200,539
     5,000 Federal National Mortgage Association,
           5.79%, 12/18/95....................................       4,916,000
    10,000 Federal National Mortgage Association,
           5.59%, 01/17/96....................................       9,787,600
    #4,000 United States Treasury Bills, 5.57%,
           02/22/96...........................................       3,895,960
                                                                --------------
                                                                    82,898,669
                                                                --------------
            TOTAL SHORT-TERM INVESTMENTS (Cost
             $116,872,455)....................................     116,878,175
                                                                --------------
 TOTAL INVESTMENTS 99.7% (Cost $1,092,431,109)................   1,517,299,717
 OTHER ASSETS AND LIABILITIES, NET 0.3%.......................       4,257,951
                                                                --------------
 NET ASSETS 100%..............................................  $1,521,557,668
                                                                ==============

*Non-income producing security.
#Securities with a market value of $42.2 million were placed as collateral for futures contracts (see Note 1B)

                                       14
                                               See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1995

--------------------------------------------------------------------------------
ASSETS

Investments at market value (Cost $1,092,431,109).............. $1,517,299,717
Cash...........................................................          8,964
Receivable for investments sold................................     35,596,691
Receivable for Fund shares sold................................      8,707,204
Dividends receivable...........................................        721,537
Receivable from broker-variation margin........................        127,500
Other assets and receivables...................................          5,427
                                                                --------------
  Total Assets.................................................  1,562,467,040
                                                                --------------
LIABILITIES
Payable for investments purchased..............................     32,196,848
Payable for Fund shares redeemed...............................      6,495,081
Due to Distributor.............................................        846,510
Due to Adviser.................................................        608,043
Due to shareholder service agent...............................        379,174
Deferred Trustees' compensation................................         76,128
Accrued expenses...............................................        307,588
                                                                --------------
  Total Liabilities............................................     40,909,372
                                                                --------------
NET ASSETS, equivalent to $31.59 per share for Class A, $30.65 per share for Class B, and $31.02 per share for Class C
 shares........................................................ $1,521,557,668
                                                                --------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 32,580,888 Class A,
 14,699,101 Class B and 1,348,492 Class C shares outstanding... $      486,285
Capital surplus................................................  1,009,180,887
Undistributed net realized gain on securities..................     85,363,241
Net unrealized appreciation of securities
 Investments...................................................    424,868,608
 Futures contracts.............................................      1,734,775
Accumulated net investment loss................................        (76,128)
                                                                --------------
NET ASSETS..................................................... $1,521,557,668
                                                                --------------

                                       15
                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                           Year Ended August 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.......................................................... $  8,544,701
Dividends.........................................................    6,413,724
                                                                   ------------
  Investment income...............................................   14,958,425
                                                                   ------------
EXPENSES
Management fees...................................................    5,810,837
Shareholder service agent's fees and expenses.....................    4,112,547
Accounting services...............................................      158,937
Service fees--Class A.............................................    1,478,686
Distribution and service fees--Class B............................    3,258,777
Distribution and service fees--Class C............................      302,301
Trustees' fees and expenses.......................................       45,388
Audit fees........................................................       33,400
Custodian fees....................................................       36,176
Legal fees........................................................       16,040
Reports to shareholders...........................................      303,533
Registration and filing fees......................................      126,426
Miscellaneous.....................................................       64,220
                                                                   ------------
  Total expenses..................................................   15,747,268
                                                                   ------------
NET INVESTMENT LOSS...............................................     (788,843)
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities
 Investments......................................................   92,972,850
 Futures contracts................................................    8,092,725
Net unrealized appreciation of securities during the period
 Investments......................................................  261,883,582
 Futures contracts................................................      917,587
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  363,866,744
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $363,077,901
                                                                   ------------

                                       16
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended August 31
                                                  ----------------------------
                                                            1995          1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.................. $  954,412,776  $593,737,150
                                                  --------------  ------------
OPERATIONS
 Net investment loss.............................       (788,843)   (3,699,373)
 Net realized gain on securities.................    101,065,575    25,654,512
 Net unrealized appreciation (depreciation) of
  securities during the period...................    262,801,169   (43,151,364)
                                                  --------------  ------------
  Increase (decrease) in net assets resulting
     from operations.............................    363,077,901   (21,196,225)
                                                  --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAINS ON SECURITIES
  Class A........................................    (17,526,137)  (34,197,716)
  Class B........................................     (7,315,354)   (7,449,021)
  Class C........................................       (662,660)     (402,667)
                                                  --------------  ------------
                                                     (25,504,151)  (42,049,404)
                                                  --------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
  Class A........................................  1,085,793,746   747,070,310
  Class B........................................    150,468,438   218,458,300
  Class C........................................     25,757,240    26,549,184
                                                  --------------  ------------
                                                   1,262,019,424   992,077,794
                                                  --------------  ------------
 Proceeds from shares issued for distributions
  reinvested
  Class A........................................     16,392,292    31,162,468
  Class B........................................      6,692,531     6,869,825
  Class C........................................        556,128       339,541
                                                  --------------  ------------
                                                      23,640,951    38,371,834
                                                  --------------  ------------
 Cost of shares redeemed
  Class A........................................   (980,641,481) (571,657,960)
  Class B........................................    (57,495,439)  (32,231,372)
  Class C........................................    (17,952,313)   (2,639,041)
                                                  --------------  ------------
                                                  (1,056,089,233) (606,528,373)
                                                  --------------  ------------
  Increase in net assets from capital transac-
     tions.......................................    229,571,142   423,921,255
                                                  --------------  ------------
  INCREASE IN NET ASSETS.........................    567,144,892   360,675,626
                                                  --------------  ------------
NET ASSETS, end of period (including accumulated
 net investment loss of $76,128 and $69,344)..... $1,521,557,668  $954,412,776
                                                  --------------  ------------

                                       17
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated

--------------------------------------------------------------------------------

                                                  Class A
                                -----------------------------------------------
                                           Year Ended August 31
                                -----------------------------------------------
                                1995(/1/)     1994     1993  1992(/1/)     1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFOR-
 MANCE
Net asset value, beginning of
 period.......................     $24.37   $26.46   $19.03     $20.06   $14.44
                                 --------  -------  -------    -------  -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Investment income............        .34      .33      .15       .195      .23
 Expenses.....................       (.29)    (.44)    (.20)      (.21)   (.195)
                                 --------  -------  -------    -------  -------
Net investment income (loss)..        .05     (.11)    (.05)     (.015)    .035
Net realized and unrealized
 gain or loss on securities...       7.79     (.32)  8.6375      .9275    6.035
                                 --------  -------  -------    -------  -------
Total from investment opera-
 tions........................       7.84     (.43)  8.5875      .9125     6.07
                                 --------  -------  -------    -------  -------
LESS DISTRIBUTIONS FROM
 Net investment income........         --       --       --     (.0325)  (.0775)
 Net realized gains on
  securities..................       (.62)   (1.66) (1.1575)     (1.91)  (.3725)
                                 --------  -------  -------    -------  -------
Total distributions...........       (.62)   (1.66) (1.1575)   (1.9425)    (.45)
                                 --------  -------  -------    -------  -------
Net asset value, end of peri-
 od...........................     $31.59   $24.37   $26.46     $19.03   $20.06
                                 --------  -------  -------    -------  -------
TOTAL RETURN (/2/)............     33.11%   (1.67%)  46.73%      4.28%   43.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period
 (millions)...................   $1,029.2   $677.1   $517.8     $312.3   $283.6
Average net assets (millions).   $  768.2   $599.4   $405.2     $320.6   $235.8
Ratios to average net assets
 Expenses.....................      1.14%    1.18%    1.10%      1.04%    1.14%
 Net investment income (loss).       .19%    (.30%)   (.27%)     (.08%)    .21%
Portfolio turnover rate.......       101%      64%      47%        61%      69%

(1) Based on average shares outstanding
(2) Total return does not consider the effect of sales charges.

                                       18
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated

--------------------------------------------------------------------------------

                                         Class B                               Class C
                          ----------------------------------------  --------------------------------
                                                         April 20,                           July 6,
                                                         1992(/1/)      Year Ended         1993(/1/)
                             Year Ended August 31          through       August 31           through
                          ----------------------------  August 31,  --------------------  August 31,
                          1995(/2/)    1994  1993(/2/)   1992(/2/)  1995(/2/)  1994(/2/)   1993(/2/)
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, begin-
 ning of period.........     $23.86  $26.14     $18.98      $19.66     $24.14     $26.42      $25.07
                             ------  ------    -------      ------     ------     ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment income......        .34     .24        .19         .08        .34        .24         .03
 Expenses...............       (.50)   (.51)     (.435)      (.145)      (.50)      (.49)      (.075)
                             ------  ------    -------      ------     ------     ------      ------
Net investment loss.....       (.16)   (.27)     (.245)      (.065)      (.16)      (.25)      (.045)
Net realized and
 unrealized gain or loss
 on securities..........       7.57    (.35)    8.5625       (.615)      7.66       (.37)      1.395
                             ------  ------    -------      ------     ------     ------      ------
Total from investment
 operations.............       7.41    (.62)    8.3175        (.68)      7.50       (.62)       1.35
                             ------  ------    -------      ------     ------     ------      ------
DISTRIBUTIONS FROM NET
 REALIZED GAINS ON SECU-
 RITIES.................       (.62)  (1.66)   (1.1575)         --       (.62)     (1.66)         --
                             ------  ------    -------      ------     ------     ------      ------
Net asset value, end of
 period.................     $30.65  $23.86     $26.14      $18.98     $31.02     $24.14      $26.42
                             ------  ------    -------      ------     ------     ------      ------
TOTAL RETURN (/3/)......     32.01%  (2.46%)    45.41%      (3.51%)    32.01%     (2.46%)      5.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of the
 period (millions)......     $450.5  $252.9      $74.5        $5.2      $41.8      $24.5        $1.4
Average net assets
 (millions).............     $325.9  $163.1      $28.4        $2.8      $30.2      $12.8        $0.5
Ratios to average net
 assets (annualized)
 Expenses...............      1.97%   2.01%      1.89%       1.86%      1.96%      2.02%       2.31%
 Net investment loss....      (.64%) (1.07%)    (1.07%)      (.80%)     (.63%)    (1.04%)     (1.37%)
Portfolio turnover rate.       101%     64%        47%         61%       101%        64%         47%

(1) Commencement of offering of sales
(2) Based on average shares outstanding
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Emerging Growth Fund (the "Fund", formerly American Capital Emerging Growth Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment com-pany. The following is a summary of significant accounting policies consist-ently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted and listed securities for which the last sale price is not available are valued at the mean between the last reported bid and asked prices.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund makes payment for such securities only upon physical delivery or evidence of book en-try transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the mar-ket price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Activity contains additional information.
  Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an ac-count in the name of the broker, the Fund's agent in acquiring the futures po-sition. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of secu-rities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.
  During the period, the Fund utilized approximately $2.8 million in capital loss carryforward to offset capital gains.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment trans-actions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement earnings.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of
 .575% of the first $350 million, .525% of the next $350 million, .475% of the next $350 million and .425% of the excess of $1.05 billion.

--------------------------------------------------------------------------------
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $22,322 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services were $3,515,039.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both af-filiates of the Adviser, received $334,943 and $146,147, respectively, as their portion of the commissions on sales of Fund shares during the period.
  Under the Distribution Plans, each class pays up to .25% per annum of its av-erage daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Dis-tributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $13 million and $290,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  During the period, the Fund paid brokerage commissions of $8,143 to a company which was deemed an affiliate of the Adviser's parent because it owned more than 5% of the Company's outstanding voting securities. As of December 20, 1994, the company was no longer considered an affiliate.
  Legal fees of $16,014 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $1,212,202,984 and $1,006,827,496, respectively.
  At the end of the period, the Fund held 150 long Standard & Poor's 500 Index futures contracts expiring in September 1995. The market value of such con-tracts was $42,213,750 and the unrealized appreciation was $1,734,775.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $1,092,543,605. Net unrealized appreciation aggre-gated $424,756,112, gross unrealized appreciation of investments aggregated $430,270,834, and gross unrealized depreciation aggregated $5,514,722.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $2,300 plus a fee of $60 per day for Board and Com-mittee meetings attended. The Chairman receives additional fees from the Fund at the annual rate of $860. During the period, such fees aggregated $30,592.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

--------------------------------------------------------------------------------

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                        Year Ended August 31
                                                       ------------------------
                                                              1995         1994
     ---------------------------------------------------------------------------
      Shares sold
       Class A........................................  41,742,312   29,869,198
       Class B........................................   6,061,426    8,777,044
       Class C........................................   1,006,637    1,054,495
                                                       -----------  -----------
                                                        48,810,375   39,700,737
                                                       -----------  -----------
      Shares issued for distributions reinvested
       Class A........................................     721,895    1,268,167
       Class B........................................     302,136      284,112
       Class C........................................      24,801       13,881
                                                       -----------  -----------
                                                         1,048,832    1,566,160
                                                       -----------  -----------
      Shares redeemed
       Class A........................................ (37,660,418) (22,927,742)
       Class B........................................  (2,263,921)  (1,311,636)
       Class C........................................    (697,504)    (107,283)
                                                       -----------  -----------
                                                       (40,621,843) (24,346,661)
                                                       -----------  -----------
       Increase in Fund shares outstanding............   9,237,364   16,920,236
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 5, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Emerging Growth Fund at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods pre-sented, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers and the appli-cation of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 12, 1995

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

               VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President

CURTIS W. MORELL
Vice President and Treasurer

GARY M. LEWIS
DENNIS J. MCDONNELL
RONALD A. NYBERG
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents

TANYA M. LODEN
Vice President and Controller

NORI L. GABERT
Vice President and Secretary

J. DAVID WISE
Vice President and Assistant Secretary

PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

HUEY P. FALGOUT, JR.
Assistant Secretary

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

COUNSEL

O'MELVENY & MYERS
400 South Hope Street Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

(C)  Van Kampen American Capital Distributors, Inc., 1995
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen Armerican Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distributions to prospective investors after 12/31/95, this annual report must be accompanied by a Van Kampen American Capital Emerging Growth Fund performance data update for the most recent quarter.